Exhibit 10.11

SUPPLEMENTAL GUARANTY

September 29, 2003

Bank One, NA, as Administrative Agent
for the Banks

Ladies and Gentlemen:

        Reference is hereby made to (i) that certain Credit Agreement dated as of July 30, 2002, among M.D.C. Holdings, Inc., the banks from time to time parties thereto (the “Banks”), and Bank One, NA, as Administrative Agent (the “Administrative Agent”) for the Banks (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Guaranty, dated as of July 30, 2002, executed and delivered by the Guarantors parties thereto in favor of the Administrative Agent, for the benefit of the Banks (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”). Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the respective meanings provided therein.

        In accordance with Section 7.11 of the Credit Agreement and Paragraph 18 of the Guaranty, the undersigned, RICHMOND AMERICAN HOMES OF FLORIDA, LP, a limited partnership organized under the laws of Colorado, hereby elects to be a “Guarantor” for all purposes of the Credit Agreement and the Guaranty, respectively, effective from the date hereof.

        Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Guaranty, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

        This Supplemental Guaranty shall be construed in accordance with and governed by the internal laws of the State of Illinois (but otherwise without regard to the conflict of laws provisions).

        IN WITNESS WHEREOF, this Supplemental Guaranty has been duly executed by the undersigned as of the 29th day of September, 2003.

RICHMOND AMERICAN HOMES OF FLORIDA, LP

By:   Richmond American Homes of
             California (Inland Empire), Inc.
          Its General Partner

          By: /s/ John J. Heaney
           ——————————————
          Name: John J. Heaney
Title: Vice President